UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 March 21, 2006
                        (Date of earliest event reported)


                             Innovate Oncology, Inc.
             (Exact name of registrant as specified in its charter)


         Nevada                     33-55254-28                  87-0438641
(State of Incorporation)      (Commission File Number)         (IRS Employer
                                                             Identification No.)


                 712 Fifth Avenue, 19th Floor New York, NY 10019
                    (Address of principal executive offices)

                                  646-723-8944
                     (Telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers: Election of Directors; Appointment of Principal Officers

(b) By mutual agreement, Dr. Frank Armstrong resigned as a member of the Board of Directors effective on March 21, 2006. His resignation is not related to any disagreement with the Company.



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                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Innovate Oncology, Inc.
                                              (Registrant)


                                            /s/ Paul Hopper
                                            ----------------------------------
                                            Paul Hopper
                                            Chief Executive Officer

                                            March 24, 2006